SUPPLEMENT DATED MARCH 23, 2009
TO

PROSPECTUS DATED MAY 21, 2007
FOR FUTURITY NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

By supplement dated December 5, 2008, notice was given that the OpCap Equity Portfolio was scheduled to close and terminate on March 20, 2009.  This closing and termination is scheduled to occur on April 24, 2009.  Allocations remaining in the OpCap Equity Portfolio on April 24, 2009, will be transferred to the MFS Money Market Portfolio.

Prior to April 24, 2009, any transfers out of the OpCap Equity Sub-Account into any other Sub-Account or Guarantee Period available under the Contract will not count against the contractual transfer limitations.

Please retain this supplement with your prospectus for future reference.

Futurity NY Change 3/09